FOUNDER AND ADMINISTRATOR
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT ADVISER
ASSET MANAGEMENT GROUP of
BANK of HAWAII
Financial Plaza of the Pacific
P.O. Box 3170
Honolulu, Hawaii 96802

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
William M. Cole
Thomas W. Courtney
Richard W. Gushman, II
Stanley W. Hong
Theodore T. Mason
Russell K. Okata
Douglas Philpotts
Oswald K. Stender

OFFICERS
Diana P. Herrmann, President
Sherri Foster, Senior Vice President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

MARCH 31, 2002

                                    HAWAIIAN
                                    TAX-FREE
                                      TRUST

                          A TAX-FREE INCOME INVESTMENT

[Logo of Hawaiian Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILA(SM) GROUP OF FUNDS

[Logo of Hawaiian Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

                 SERVING HAWAII INVESTORS FOR MORE THAN 15 YEARS

                             HAWAIIAN TAX-FREE TRUST

                                  ANNUAL REPORT

                              "MEETING OBJECTIVES"

                                                                    May 24, 2002

Dear Fellow Shareholder:

     As you know, the objective of Hawaiian Tax-Free Trust is to provide you with "as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital."*

     From the inception of the Trust on February 20, 1985, management has always strived to meet this objective through having an investment portfolio of high quality securities and a maturity level which is primarily intermediate term in nature. This investment approach offers shareholders the opportunity to feel good about their investment knowing that:

     *    the share price should fluctuate relatively little, and thus

     *    their investment should be relatively secure.

     Through the various checks we have made of shareholder sentiments, this philosophy consistently rings true in the thinking of our investors. Shareholders of Hawaiian Tax-Free Trust have expressed to us their desire to make sure that their investment in the Trust is such that they will get a "RETURN OF THEIR MONEY" as well as a "TAX-FREE RETURN ON THEIR MONEY." Therefore, we have managed the investment portfolio of the Trust accordingly.

     We think you will be interested in seeing just how well the Trust has met its objective of a stable share value since its inception. The Trust's share price will always have some fluctuation to it as a result of market activity and interest rate changes. However, the share price of the Trust has fluctuated relatively little since its inception in 1985. We have continually sought to meet the objective of PRESERVING SHAREHOLDERS' CAPITAL in the Trust to the maximum extent possible and believe that our efforts and success in this regard are evident in the following graph.**

[Graphic of a bar chart with the following information:]

                        SHARE NET ASSET VALUE

                       2/20/85            9.60%
                      12/31/85           10.37%
                      12/31/86           11.09%
                      12/31/87           10.55%
                      12/31/88           10.65%
                      12/31/89           10.93%
                      12/31/90           10.82%
                      12/31/91           11.21%
                      12/31/92           11.38%
                      12/31/93           11.84%
                      12/31/94           10.62%
                      12/31/95           11.61%
                      12/31/96           11.44%
                      12/31/97           11.69%
                      12/31/98           11.73%
                      12/31/99           10.81%
                      12/31/00           11.28%
                      12/31/01           11.26%
                       3/31/02           11.26%

     Now, let's take a look at how well we have done in providing preservation of your capital over the twelve-month period from April 1, 2001 to March 31, 2002 covered by this Annual report.

                               CLASS A SHARE PRICE

                      April, 2001                $11.22
                      May, 2001                  $11.27
                      June, 2001                 $11.32
                      July, 2001                 $11.42
                      August, 2001               $11.54
                      September, 2001            $11.45
                      October, 2001              $11.54
                      November, 2001             $11.40
                      December, 2001             $11.26
                      January, 2002              $11.39
                      February, 2002             $11.49
                      March, 2002                $11.26

     As you will note, the share price of the Trust fluctuated somewhat as interest rates changed over the period. However, the total fluctuation over this period was only $0.32 ($11.22 vs. $11.54), or approximately 3%. Thus, the total volatility of share price was far less than that experienced by various other investments that you might have made over the last twelve months.

     Now, let's take a look at the DOUBLE TAX-FREE DIVIDEND RATE paid over the last twelve months, representing the Trust's fiscal year.

     As you are aware, by having the Trust principally invest in Hawaii municipal bonds, the Trust is in a position to provide its shareholders with income which is exempt from both Hawaii state and regular Federal income tax. Also, we have consistently tried to ensure that people get their monthly dividend in time to meet their schedule for payments of various living expenses. Therefore, we pick a payment date every month that allows the income to be provided to you by around the 1st of the following month.


                               APPROXIMATE PER                   # OF DAYS
                              SHARE DIVIDEND PAID           COVERED BY DIVIDEND

April, 2001                           $.044                          30
May, 2001                             $.043                          30
June, 2001                            $.045                          31
July, 2001                            $.043                          30
August, 2001                          $.042                          30
September, 2001                       $.045                          32
October, 2001                         $.044                          31
November, 2001                        $.044                          31
December, 2001                        $.039                          28
January, 2002                         $.043                          31
February, 2002                        $.040                          29
March, 2002                           $.043                          31


     As you will observe, we try to ensure that the rate of income you receive is approximately equal for every month, in keeping with our shareholders' income needs. This is the same approach we have maintained since the inception of the Trust in February, 1985. The dividend paid will, however, fluctuate slightly based upon the number of days covered by the dividend. As you will note, February's and December's dividends are smaller than other months because it covers only 29 and 28 days respectively.

     For you as a shareholder of Hawaiian Tax-Free Trust, we have tried our best to meet the stated objectives for the Trust.

     We want you to keep what you have in principal while earning a consistent stream of income every month. Most importantly, we want the Trust to meet your objective of feeling comfortable with your investment and having enough money each month to be able to meet your desired living expenses.

     It is always gratifying to accomplish what you have set out to do. We hope that by the Trust meeting its objectives, we have helped you to meet your objectives as well.

                                   Sincerely,



/s/  Diana P. Herrmann                         /s/  Lacy B. Herrmann
----------------------                         ---------------------
Diana P. Herrmann                              Lacy B. Herrmann
President                                      Chairman of the Board of Trustees

* For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT).

** The above chart illustrates the record of Class A Net Asset Value Price since the Trust's inception. Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Hawaiian Tax-Free Trust for the 10-year period ended March 31, 2002 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index (the "Lehman Index") and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

              Lehman Brothers
           Quality Intermediate               Trust's Class A Shares
           Municipal Bond Index      With Sales Charge       Without Sales Charge    Cost of Living Index
3/92              $10,000                  $ 9,600                  $10,000                $10,000
3/93              $11,041                  $10,634                  $11,075                $10,309
3/94              $11,337                  $11,034                  $11,492                $10,567
3/95              $12,070                  $11,509                  $11,986                $10,869
3/96              $13,017                  $12,322                  $12,833                $11,177
3/97              $13,607                  $12,882                  $13,416                $11,486
3/98              $14,756                  $14,102                  $14,686                $11,644
3/99              $15,612                  $14,824                  $15,438                $11,845
3/00              $15,769                  $14,682                  $15,291                $12,210
3/01              $17,292                  $16,115                  $16,783                $12,649
3/02              $17,946                  $16,653                  $17,343                $12,836

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        FOR PERIODS ENDED MARCH 31, 2002
                                                    -------------------------------------------
                                                                                        SINCE
                                                    1 YEAR      5 YEARS    10 YEARS   INCEPTION
                                                    ------      -------    --------   ---------
Class A (2/20/85)
   With Sales Charge.............................   (0.49)%      4.40%       5.23%      6.96%
   Without Sales Charge..........................    3.62%       5.26%       5.66%      7.22%
Class C (4/1/96)
   With CDSC.....................................    1.88%       4.43%        n/a       4.26%
   Without CDSC..................................    2.91%       4.43%        n/a       4.26%
Class Y (4/1/96)
   No Sales Charge...............................    3.80%       5.41%        n/a       5.75%
Lehman Index.....................................    3.78%       5.69%       6.02%      6.43%*
                                                                                        5.50%**

 *    From commencement of the index on 1/1/87.
**    From commencement of Class C and Class Y operations on 4/1/96.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to Federal and state income taxes and/or the Federal alternative minimum tax. Past performance is not predictive of future investment results.

ANNUAL MANAGEMENT DISCUSSION

     ECONOMY AND FINANCIAL MARKETS

     Fiscal year ended March 31, 2002 was deeply affected by events surrounding the September 11th terrorist attacks. The first half of the fiscal year was marked by optimism that the Federal Reserve's (the "Fed") rate cuts would stimulate economic recovery while the second half was marked by efforts to prevent the economy from falling into a prolonged recession. To ensure sufficient liquidity and to stimulate demand after 9/11, the Fed responded quickly by increasing the money supply and by further cutting the Federal Funds rate by 1.75%, in addition to the 2.50% cut since Jan 2001. This new level of low rates at 1.75% represents the lowest short-term rates in 40 years. The powerful combination of Fed rate cuts, tax rebate and reform, and increased defense/safety related spending has resulted in a milder recession and a very strong 1st quarter 2002 GDP growth of 5.8%. Our expectation is for growth to moderate in the second quarter. However, GDP may well still grow at the rate of 4% for 2002.

     The multiple rate cuts from the Fed gave a strong price boost to the performance of the bond market, especially the short-term bonds. Although the stock market was able to bounce off the post 9/11 lows it, ended up calendar year 2002 with a consecutive year in the negative column. Aside from earnings growth issues, the equity markets have been plagued by Enronitis, a variety of credit problems affecting many companies and various accounting issues.

     MUNICIPAL MARKET AND FUND PERFORMANCE

     For the 12 months ended March 31, 2002, the municipal bond market followed the direction of the Treasury bond market with positive results. Performance was attributable primarily to short term bonds (bonds maturing in 3 years or less) because short-term bond yields declined dramatically in response to the Fed's rate cuts. Long-term bond yields actually increased as the market anticipated that the Fed's efforts to stimulate the economy could result in higher rates in the future. Hawaiian Tax Free Trust had a total return of 4.52% for its Class A shares, and 4.70% for Class Y shares for the calendar year ending December 31, 2001. For the fiscal year ending March 31, 2002, the total return was 3.62% for Class A shares and 3.80% for Class Y shares. This return takes into consideration the market fluctuation of the share price as well as the actual dividend yield. The Lehman Brothers Quality Intermediate Municipal Bond Index, which is an unmanaged portfolio, had a total return of 5.51% for the calendar year 2001 and 3.78% for the fiscal year. In contrast to what occurred in the municipal bond market, the stock market was off for the year 2001 as indicated by the Standard & Poor's 500 stock index which had a total return over the 2001 period of -11.78%. Over the fiscal year of the Trust ending March 31, 2002, the total return of this stock market index was only 0.25%.

     Hawaii experienced a serious impact upon its economy following the 9/11 crisis as tourism and travel declined sharply. Fortunately, since this initial drop-off, visitor arrivals have improved significantly and the decline in eastbound (from Asia) visitors has been substantially offset by increasing numbers of westbound visitors (domestic). The state's unemployment rate of 4.6% remains below the national rate of 5.7% as reported for March 2002. Further underscoring the state's resilience is its ability to retain its Aa3, AA-and AA-ratings from Moody's, Standard & Poor's and Fitch through this challenging period. Although the challenges have not dissipated totally, the state's real GSP is expected to register gains of 1.7% for 2002 and 2.0% for 2003 as forecasted by the Department of Business and Economic Development and Tourism (DBEDT).

     OUTLOOK AND STRATEGY

     We believe that the monetary and fiscal policy employed for the whole country which has worked to stimulate consumer demand will eventually spill over into the corporate sector of the country as a whole in terms of stimulating business spending and thereby allowing the overall economy to regain a solid footing. Inflation is expected to remain benign as surplus capacity, productivity gains and a strong dollar will continue to suppress price pressures. As such, even though we believe that the long term down-trend of interest rates is near its tail end, we also do not expect interest rates to rise sharply. Indeed, the Fed is disinclined to start tightening the money supply and increasing interest rates until it is comfortable that the economy's rebound is on solid ground. This may not happen until the 2nd half of 2002 or even later. Based on this backdrop, and focusing on the Trust's objectives of high after tax income tempered by reasonable principal preservation, we have gradually positioned the portfolio more defensively. We will continue to place strong emphasis on high credit quality.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: Four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Hawaiian Tax-Free Trust:

     We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust, including the statement of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hawaiian Tax-Free Trust as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP
                                                                    ------------
                                                                        KPMG LLP

New York, New York
May 15, 2002

                             HAWAIIAN TAX-FREE TRUST
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 2002

                                                                                 RATING
      FACE                                                                      MOODY'S/
     AMOUNT       MUNICIPAL BONDS (98.0%)                                          S&P              VALUE
---------------   --------------------------------------------------------      ---------       -------------
                  HAWAII (96.6%)
                  Board of Regents, University of Hawaii, University             Aaa/AAA
                     System Revenue Bonds, Series B, FSA Insured,
$     1,110,000         5.250%, 10/01/12 .................................                      $   1,158,052
      1,000,000         5.250%, 10/01/13 .................................                          1,037,850
      1,395,000         5.250%, 10/01/15 .................................                          1,430,642
                  Board of Regents, University of Hawaii, University             Aaa/AAA
                     System Revenue Bonds, Series G, Prerefunded
                     10/01/02 @ 102, AMBAC Insured,
      2,910,000         5.650%, 10/01/12 .................................                          3,019,183
      4,290,000         5.700%, 10/01/17 .................................                          4,451,990
                  Board of Regents, University of Hawaii, University             Aaa/AAA
                     System Revenue Bonds, Series I, Prerefunded
                     10/01/04 @ 102, FGIC Insured,
      1,110,000         5.300%, 10/01/08 .................................                          1,177,655
      2,825,000         5.500%, 10/01/18 .................................                          3,034,615
                  City and County of Honolulu, Hawaii General                   VMIG1/A-1+
                     Obligation Bonds, Public Refunding and
                     Improvements Bonds, Series A, Variable Rate
                     Bonds, Letter of Credit: Landesbank Hessen,
      3,000,000         1.350%, 01/01/06 .................................                          3,000,000
      8,145,000         1.350%, 01/01/13 .................................                          8,145,000
        500,000         1.350%, 01/01/15 .................................                            500,000
                  City and County of Honolulu, Hawaii General                    Aaa/AAA
                     Obligation Bonds, Series A, Escrowed to Maturity,
                     FGIC/MBIA Insured,
      1,355,000         6.000%, 11/01/09 .................................                          1,499,809
        410,000         6.000%, 11/01/10 .................................                            455,813
      4,110,000         6.000%, 01/01/11 .................................                          4,551,291
        920,000         6.000%, 01/01/12 .................................                          1,021,688
        775,000         5.750%, 04/01/13 .................................                            845,641
                  City and County of Honolulu, Hawaii General Obligation         Aaa/AAA
                     Bonds, Series A, FGIC/MBIA Insured,
      2,895,000         7.350%, 07/01/05 .................................                          3,230,038
      9,970,000         7.350%, 07/01/07 .................................                         11,433,595
      3,600,000         7.350%, 07/01/08 .................................                          4,191,120
        860,000         6.000%, 11/01/09 .................................                            947,238
      1,090,000         6.000%, 11/01/10 .................................                          1,205,246
      1,715,000         6.000%, 01/01/11 .................................                          1,888,712

                  City and County of Honolulu, Hawaii General Obligation
                     Bonds, Series A, FGIC/MBIA Insured (continued)
$         5,000         5.750%, 04/01/11 .................................                      $       5,427
      1,580,000         6.000%, 01/01/12 .................................                          1,741,571
      3,025,000         5.750%, 04/01/13 .................................                          3,287,147
      2,280,000         5.000%, 11/01/15 .................................                          2,289,827
                  City and County of Honolulu, Hawaii General                    Aaa/AAA
                     Obligation Bonds, Series A, Prerefunded
                     9/01/06 @ 102, FGIC Insured,
        440,000         5.625%, 09/01/14 .................................                            480,709
                  City and County of Honolulu, Hawaii General                    Aaa/NR
                     Obligation Bonds, Series A, Escrowed to Maturity,
                     FGIC/MBIA Insured,
      3,995,000         5.750%, 04/01/11 .................................                          4,361,022
                  City and County of Honolulu, Hawaii General                    Aaa/AAA
                     Obligation Bonds, Series A, FSA Insured,
      2,500,000         5.000%, 09/01/09 .................................                          2,592,300
      3,500,000         5.375%, 09/01/18 .................................                          3,560,585
      2,000,000         5.125%, 09/01/20 .................................                          1,977,600
                  City and County of Honolulu, Hawaii General                    Aaa/AAA
                     Obligation Bonds, Series B, FGIC Insured,
      7,310,000         5.500%, 10/01/11 .................................                          7,823,089
        930,000         5.000%, 11/01/13 .................................                            944,620
      1,060,000         5.000%, 11/01/14 .................................                          1,071,278
      2,595,000         5.125%, 07/01/15 .................................                          2,635,871
        530,000         5.000%, 11/01/16 .................................                            531,304
      1,400,000         5.000%, 11/01/17 .................................                          1,392,454
      4,490,000         5.000%, 07/01/19 .................................                          4,398,224
      1,395,000         5.000%, 07/01/20 .................................                          1,359,051
                  City and County of Honolulu, Hawaii General                    Aaa/AAA
                     Obligation Bonds, Series C, FGIC Insured,
      1,450,000         5.000%, 07/01/02 .................................                          1,461,136
      7,750,000         5.125%, 07/01/14 .................................                          7,918,253
      2,510,000         5.000%, 07/01/18 .................................                          2,471,421
                  City and County of Honolulu, Hawaii General                   VMIG1/A-1
                     Obligation Bonds, Series C, Variable Rate Bonds,
                     FGIC Insured, SPA: FGIC-SPI,
      2,000,000         2.850%, 12/01/13 .................................                          2,009,480


                  City and County of Honolulu, Hawaii General                    Aaa/AAA
                     Obligation Bonds, Water Utility Refunding and
                     Improvement, Escrowed to Maturity, FGIC Insured,
$     1,125,000         6.000%, 12/01/12 .................................                      $   1,248,446
      1,050,000         6.000%, 12/01/15 .................................                          1,173,984
                  City and County of Honolulu, Hawaii Improvement                NR/NR*
                     District No. 261 (Halawa Business Park),
                     Special Assessment Bonds,
        365,000         6.700%, 10/15/04 .................................                            390,422
        355,000         6.800%, 10/15/05 .................................                            383,436
        290,000         6.900%, 10/15/06 .................................                            312,026
                  City and County of Honolulu, Hawaii Wastewater                 Aaa/NR
                     Systems Revenue Bonds, FGIC Insured,
      1,395,000         5.000%, 07/01/12 .................................                          1,425,146
                  City and County of Honolulu, Hawaii Wastewater                 Aaa/AAA
                     Systems Revenue Bonds, FSA Insured,
      3,000,000         5.125%, 07/01/21 .................................                          2,958,240
      5,450,000         5.250%, 07/01/23 .................................                          5,428,800
                  City and County of Honolulu, Hawaii Wastewater                 Aaa/AAA
                     Systems Revenue Bonds, Junior Series, FGIC Insured,
      7,055,000         5.000%, 07/01/23 .................................                          6,803,913
                  City and County of Honolulu, Hawaii Wastewater                 Aaa/NR
                     Systems Revenue Bonds, Senior Series,
                     AMBAC Insured
      1,810,000         5.500%, 07/01/11 .................................                          1,934,220
      1,065,000         5.500%, 07/01/16 .................................                          1,108,750
      1,000,000         5.500%, 07/01/17 .................................                          1,032,830
      2,310,000         5.500%, 07/01/18 .................................                          2,378,954
      2,000,000         5.250%, 07/01/19 .................................                          2,010,020
      3,065,000         5.125%, 07/01/31 .................................                          2,963,365
                  County of Hawaii, Hawaii General Obligation                    Aaa/AAA
                     Bonds, Series A, FGIC Insured,
      1,700,000         5.450%, 05/01/07 .................................                          1,801,779
      3,170,000         5.500%, 05/01/08 .................................                          3,380,171
      2,500,000         5.550%, 05/01/09 .................................                          2,671,575
      1,900,000         5.000%, 02/01/11 .................................                          1,946,227
      4,905,000         5.600%, 05/01/11 .................................                          5,272,973
      1,970,000         5.100%, 02/01/12 .................................                          2,017,753
      1,000,000         5.600%, 05/01/12 .................................                          1,073,210
      1,000,000         5.600%, 05/01/13 .................................                          1,074,310
      2,205,000         5.200%, 02/01/14 .................................                          2,251,812
      2,440,000         5.200%, 02/01/16 .................................                          2,473,404
      1,465,000         5.500%, 07/15/16 .................................                          1,525,373

                  County of Hawaii, Hawaii General Obligation                    Aaa/AAA
                     Bonds, Series A, FSA Insured,
$     1,000,000         5.400%, 05/15/15 .................................                      $   1,034,450
      1,470,000         5.625%, 05/15/18 .................................                          1,521,671
                  County of Kauai, Hawaii General Obligation Bonds,               A1/NR
                     Escrowed to Maturity,
        615,000         9.000%, 08/01/04 .................................                            694,950
        665,000         9.000%, 08/01/05 .................................                            776,388
                  County of Kauai, Hawaii General Obligation Bonds,              Aaa/AAA
                     Series A, Prerefunded 8/01/10 @ 100, FGIC Insured,
      1,000,000         6.125%, 08/01/13 .................................                          1,117,640
      1,010,000         6.250%, 08/01/14 .................................                          1,137,533
      1,000,000         6.250%, 08/01/15 .................................                          1,126,270
      1,000,000         6.250%, 08/01/16 .................................                          1,126,270
      1,275,000         6.250%, 08/01/17 .................................                          1,435,994
                  County of Kauai, Hawaii General Obligation                     Aaa/AAA
                     Refunding Bonds, Series A & B, Escrowed to
                     Maturity, MBIA Insured,
        190,000         5.300%, 02/01/03 .................................                            194,832
        185,000         5.400%, 02/01/04 .................................                            192,798
        215,000         5.500%, 02/01/05 .................................                            228,513
        215,000         5.600%, 02/01/06 .................................                            228,893
                  County of Kauai, Hawaii General Obligation                     Aaa/AAA
                     Refunding Bonds, Series A & B, MBIA Insured,
        460,000         5.300%, 02/01/03 .................................                            471,353
      1,010,000         5.700%, 02/01/07 .................................                          1,069,216
      1,125,000         5.625%, 08/01/13 .................................                          1,202,783
      1,620,000         5.625%, 08/01/14 .................................                          1,726,952
      1,035,000         5.625%, 08/01/17 .................................                          1,079,536
      1,000,000         5.625%, 08/01/18 .................................                          1,039,260
      2,360,000         5.500%, 08/01/20 .................................                          2,411,613
                  County of Kauai, Hawaii General Obligation Refunding           Aaa/AAA
                     Bonds, Series A, B & C, AMBAC Insured,
        330,000         5.450%, 08/01/03 .................................                            342,405
        435,000         5.900%, 08/01/08 .................................                            474,428
      1,355,000         5.900%, 08/01/08 .................................                          1,477,817
      1,300,000         5.950%, 08/01/10 .................................                          1,429,623

                  County of Maui, Hawaii General Obligation Bonds,               Aaa/AAA
                     Series A, FGIC Insured,
$     1,130,000         5.250%, 09/01/13 .................................                      $   1,164,906
      1,200,000         5.125%, 03/01/14 .................................                          1,222,992
      1,265,000         5.250%, 09/01/15 .................................                          1,291,388
      1,050,000         5.125%, 03/01/16 .................................                          1,061,172
      1,335,000         5.250%, 09/01/16 .................................                          1,358,710
      2,590,000         5.250%, 03/01/18 .................................                          2,608,208
                  County of Maui, Hawaii General Obligation Bonds,               Aaa/AAA
                     Series A, MBIA Insured,
      1,000,000         5.500%, 03/01/18 .................................                          1,029,030
                  County of Maui, Hawaii General Obligation Bonds,               Aaa/AAA
                     Series A, Prerefunded 6/01/04 @ 101, FGIC Insured,
        930,000         5.050%, 06/01/08 .................................                            978,090
        980,000         5.050%, 06/01/09 .................................                          1,030,676
                  County of Maui, Hawaii General Obligation Bonds,               Aaa/AAA
                     Series B, FGIC Insured,
      1,065,000         5.250%, 03/01/11 .................................                          1,116,684
                  County of Maui, Hawaii General Obligation Bonds,               Aaa/AAA
                     Series C, FGIC Insured,
      1,020,000         5.250%, 03/01/16 .................................                          1,041,053
      1,250,000         5.250%, 03/01/20 .................................                          1,252,588
                  County of Maui, Hawaii General Obligation Refunding            Aaa/AAA
                     Bonds, FGIC Insured,
      1,815,000         5.000%, 09/01/07 .................................                          1,856,001
      2,125,000         5.000%, 09/01/08 .................................                          2,169,476
      1,000,000         5.000%, 09/01/09 .................................                          1,018,730
      1,000,000         5.000%, 09/01/10 .................................                          1,017,490
      3,000,000         5.125%, 12/15/11 .................................                          3,054,030
      1,045,000         5.125%, 12/15/13 .................................                          1,058,083
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (Hawaiian Electric
                     Company, Inc.), Series D-AMT, AMBAC Insured,
      2,500,000         6.150%, 01/01/20 .................................                          2,668,725
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (Hawaiian Electric
                     Company, Inc.), Series A, AMBAC Insured,
      2,965,000         5.500%, 12/01/14 .................................                          3,116,897


                  Department of Budget and Finance of the State of Hawaii           Aaa/AAA
                     Special Purpose Revenue Bonds (Hawaiian Electric
                     Company, Inc.), Series A, MBIA Insured,
$     4,000,000         4.950%, 04/01/12 .................................                      $   4,075,800
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (Hawaiian Electric
                     Company, Inc., and Subsidiaries Projects), Series
                     A-AMT, MBIA Insured,
     13,000,000         6.600%, 01/01/25 .................................                         13,922,739
      5,700,000         5.650%, 10/01/27 .................................                          5,850,309
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (Kapiolani Health
                     Care System), MBIA Insured,
      1,000,000         6.300%, 07/01/08 .................................                          1,060,500
      1,000,000         6.000%, 07/01/11 .................................                          1,067,430
      6,000,000         6.400%, 07/01/13 .................................                          6,370,320
      1,000,000         6.200%, 07/01/16 .................................                          1,080,280
      1,000,000         6.250%, 07/01/21 .................................                          1,071,350
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (St. Francis
                     Medical Centers), FSA Insured,
     20,000,000         6.500%, 07/01/22 .................................                         20,579,799
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (The Evangelical
                     Lutheran Good Samaritan Society), AMBAC Insured,
        730,000         4.500%, 11/01/02 .................................                            738,643
      1,135,000         4.700%, 11/01/06 .................................                          1,171,740
                  Department of Budget and Finance of the State of Hawaii         A1/A+
                     Special Purpose Revenue Bonds (The Queen's
                     Health System), Series A,
      5,000,000         6.050%, 07/01/16 .................................                          5,119,300
      8,625,000         6.000%, 07/01/20 .................................                          8,731,346
      3,500,000         5.750%, 07/01/26 .................................                          3,477,005
                  Department of Budget and Finance of the State of Hawaii       VMIG1/A-1+
                     Special Purpose Revenue Bonds (The Queen's
                     Health System), Series A, Variable Rate Bonds, SPA:
                     Morgan Guaranty Trust,
      6,325,000         1.550%, 07/01/26 .................................                          6,325,000
                  Department of Budget and Finance of the State of Hawaii        Aaa/AAA
                     Special Purpose Revenue Bonds (The Queen's
                     Health System), Series B, MBIA Insured,
      8,000,000         5.250%, 07/01/23 .................................                          7,918,480

                  Department of Hawaiian Home Lands (State of                    A3/NR
                     Hawaii) Revenue Bonds,
$     1,310,000         4.150%, 07/01/08 .................................                      $   1,270,739
      1,525,000         4.350%, 07/01/10 .................................                          1,458,693
      1,245,000         4.450%, 07/01/11 .................................                          1,186,896
                  Department of Transportation of the State of Hawaii            NR/A-
                     Special Facility Revenue Bonds (Matson
                     Terminals, Inc.),
     11,875,000         5.750%, 03/01/13 .................................                         11,965,843
                  Hawaii Community Development Authority                        NR/NR*
                     Improvement District Revenue Bonds (Kakaako
                     Community Development District 3),
        640,000         7.300%, 07/01/04 .................................                            659,117
      1,425,000         7.400%, 07/01/10 .................................                          1,463,789
                  Hawaii Community Development Authority                         NR/NR*
                     Improvement District Special Assessment Bonds
                     (Kakaako Community Development District 1),
        270,000         5.100%, 07/01/02 .................................                            271,698
        280,000         5.200%, 07/01/03 .................................                            286,384
        300,000         5.300%, 07/01/04 .................................                            309,510
        220,000         5.400%, 07/01/05 .................................                            226,422
                  Hawaii Community Development Authority                         NR/NR*
                     Improvement District Special Assessment Bonds
                     (Kakaako Community Development District 2),
        355,000         5.100%, 07/01/02 .................................                            357,233
        375,000         5.200%, 07/01/03 .................................                            383,550
        395,000         5.300%, 07/01/04 .................................                            407,522
        420,000         5.400%, 07/01/05 .................................                            432,260
        435,000         5.500%, 07/01/06 .................................                            446,401
        465,000         5.600%, 07/01/07 .................................                            476,034
        380,000         5.700%, 07/01/08 .................................                            388,915
                  Housing Finance and Development Corporation (State              A1/NR
                     of Hawaii) Rental Housing System Revenue
                     Bonds, Series A,
      2,000,000         5.600%, 07/01/12 .................................                          2,025,200
      3,000,000         5.700%, 07/01/18 .................................                          3,008,490
                  Housing Finance and Development Corporation                    Aaa/AAA
                     (State of Hawaii) Single Family Mortgage Revenue
                     Bonds, Series A-AMT,
      8,195,000         6.000%, 07/01/26 .................................                          8,288,751
     19,655,000         5.750%, 07/01/30 .................................                         19,733,816


                  Housing Finance and Development Corporation                     Aaa/AAA
                     (State of Hawaii) Single Family Mortgage Revenue
                     Bonds, Series A-AMT, FNMA Insured,
$     3,210,000         5.300%, 07/01/22 .................................                      $   3,109,046
      1,985,000         5.400%, 07/01/30 .................................                          1,937,062
                  Housing Finance and Development Corporation                    Aaa/AAA
                     (State of Hawaii) Single Family Mortgage Revenue
                     Bonds, Series B, FNMA Insured,
      2,500,000         5.700%, 07/01/13 .................................                          2,558,300
      9,350,000         5.450%, 07/01/17 .................................                          9,387,961
     16,750,000         5.850%, 07/01/17 .................................                         17,056,357
      6,800,000         5.300%, 07/01/28 .................................                          6,667,196
      4,400,000         7.000%, 07/01/31 .................................                          4,459,620
                  Housing Finance and Development Corporation                    Aaa/AAA
                     (State of Hawaii) University of Hawaii Faculty
                     Housing Project, Revenue Bonds, AMBAC Insured,
      2,125,000         5.650%, 10/01/16 .................................                          2,209,511
      4,000,000         5.700%, 10/01/25 .................................                          4,101,720
                  Secondary Market Services Corporation, Hawaii Student          Aaa/AAA
                     Loan Revenue Bonds, Series II-AMT, Variable Rate
                     Bonds, Letter of Credit: Student Loan Marketing Assoc
      4,400,000         1.650%, 09/01/10 .................................                          4,400,000
      1,600,000         1.650%, 09/01/35 .................................                          1,600,000
                  State of Hawaii Airport System Revenue Bonds,                  Aaa/AAA
                     AMT, FGIC Insured,
      4,000,000         5.750%, 07/01/17 .................................                          4,147,600
      6,000,000         5.625%, 07/01/18 .................................                          6,122,940
      6,000,000         5.250%, 07/01/21 .................................                          5,843,580
                  State of Hawaii Airport System Revenue Bonds, AMT,             Aaa/AAA
                     Second Series, Escrowed to Maturity, MBIA Insured,
      6,455,000         6.900%, 07/01/12 .................................                          7,481,991
                  State of Hawaii Airport System Revenue Bonds,                  Aaa/AAA
                     Series B-AMT, FGIC Insured,
      3,000,000         8.000%, 07/01/10 .................................                          3,635,580
                  State of Hawaii General Obligation Bonds, Series               Aaa/AAA
                     BZ, FGIC Insured,
      3,700,000         6.000%, 10/01/11 .................................                          4,100,858
      3,500,000         6.000%, 10/01/12 .................................                          3,879,645
                  State of Hawaii General Obligation Bonds, Series CA,           Aaa/AAA
                     FGIC Insured,
      2,000,000         5.750%, 01/01/11 .................................                          2,166,900


                  State of Hawaii General Obligation Bonds, Series CH,           Aa3/AA-
$     1,000,000         4.750%, 11/01/11 .................................                      $   1,013,030
                  State of Hawaii General Obligation Bonds, Series CH,           Aaa/AAA
                     FGIC Insured,
      5,000,000         6.000%, 11/01/07 .................................                          5,461,400
      3,390,000         6.000%, 11/01/08 .................................                          3,727,203
                  State of Hawaii General Obligation Bonds, Series CK,           Aa3/AA-
      2,000,000         6.000%, 09/01/03 .................................                          2,098,400
                  State of Hawaii General Obligation Bonds, Series CL,           Aaa/AAA
                     FGIC Insured,
      2,305,000         6.000%, 03/01/11 .................................                          2,542,185
                  State of Hawaii General Obligation Bonds, Series CM,           Aaa/AAA
                     FGIC Insured,
      3,000,000         6.500%, 12/01/15 .................................                          3,486,750
                  State of Hawaii General Obligation Bonds, Series CN,           Aaa/AAA
                     FGIC Insured,
      4,000,000         5.250%, 03/01/10 .................................                          4,176,320
      4,000,000         5.250%, 03/01/13 .................................                          4,116,480
      3,000,000         5.500%, 03/01/14 .................................                          3,127,500
      7,950,000         5.250%, 03/01/15 .................................                          8,106,456
      1,000,000         5.250%, 03/01/17 .................................                          1,011,500
                  State of Hawaii General Obligation Bonds, Series CP,           Aaa/AAA
                     FGIC Insured,
      5,000,000         5.000%, 10/01/13 .................................                          5,078,050
      2,195,000         5.000%, 10/01/14 .................................                          2,218,223
      5,000,000         5.000%, 10/01/15 .................................                          5,027,900
      7,195,000         5.000%, 10/01/17 .................................                          7,156,651
                  State of Hawaii General Obligation Bonds, Series CR,           Aaa/AAA
                     MBIA Insured,
      1,000,000         5.250%, 04/01/13 .................................                          1,032,940
      5,000,000         5.000%, 04/01/16 .................................                          5,013,050
     16,000,000         5.000%, 04/01/17 .................................                         15,916,479
      2,000,000         4.750%, 04/01/18 .................................                          1,915,640
                  State of Hawaii General Obligation Bonds, Series CS,           Aaa/AAA
                     MBIA Insured,
      5,000,000         5.000%, 04/01/07 .................................                          5,194,500
      5,500,000         5.000%, 04/01/09 .................................                          5,693,490
                  State of Hawaii General Obligation Bonds, Series CU,           Aaa/AAA
                     MBIA Insured,
      1,250,000         5.750%, 10/01/08 .................................                          1,355,438


                  State of Hawaii General Obligation Bonds, Series CU,           Aaa/AAA
                     Prerefunded 10/01/10 @ 100, MBIA Insured,
$     3,000,000         5.600%, 10/01/19 .................................                      $   3,248,430
                  State of Hawaii General Obligation Bonds, Series CV,           Aaa/AAA
                     FGIC Insured,
     10,000,000         5.000%, 08/01/20 .................................                          9,741,700
      1,015,000         5.000%, 08/01/21 .................................                            985,545
      5,000,000         5.250%, 08/01/21 .................................                          5,003,250
                  State of Hawaii General Obligation Bonds, Series CX,           Aaa/AAA
                     FSA Insured,
      5,000,000         5.500%, 02/01/13 .................................                          5,311,600
      2,500,000         5.500%, 02/01/21 .................................                          2,555,025
                  State of Hawaii Harbor Capital Improvement                     Aaa/AAA
                     Revenue Bonds, AMT, FGIC Insured,
      1,000,000         6.250%, 07/01/09 .................................                          1,074,820
      1,000,000         6.250%, 07/01/10 .................................                          1,073,690
      3,725,000         6.250%, 07/01/15 .................................                          3,991,934
     10,180,000         6.375%, 07/01/24 .................................                         10,913,774
                  State of Hawaii Harbor Capital Improvement                     Aaa/AAA
                     Revenue Bonds, AMT, MBIA Insured,
      3,850,000         5.750%, 07/01/17 .................................                          3,997,301
                  State of Hawaii Harbor Capital Improvement                     Aaa/AAA
                     Revenue Bonds, FGIC Insured,
      1,260,000         6.050%, 07/01/04 .................................                          1,332,576
      1,225,000         6.150%, 07/01/05 .................................                          1,298,451
                  State of Hawaii Harbor Capital Improvement Revenue             Aaa/AAA
                     Bonds, Series B-AMT, AMBAC Insured
      3,000,000         5.500%, 07/01/19 .................................                          2,973,360
                  State of Hawaii Harbor System Revenue Bonds,                   Aaa/AAA
                     Series A-AMT, FSA Insured,
      2,000,000         5.750%, 07/01/17 .................................                          2,093,200
      1,500,000         5.900%, 07/01/21 .................................                          1,581,780
                  State of Hawaii Highway Revenue Bonds, FGIC Insured,           Aaa/AAA
      3,900,000         5.000%, 07/01/08 .................................                          3,987,516
      2,255,000         5.000%, 07/01/09 .................................                          2,294,665
      4,575,000         5.000%, 07/01/10 .................................                          4,643,030
      2,220,000         5.000%, 07/01/11 .................................                          2,247,661
      3,850,000         5.000%, 07/01/12 .................................                          3,886,421
      2,750,000         5.000%, 07/01/13 .................................                          2,770,240
      3,705,000         5.600%, 07/01/13 .................................                          3,883,359
      2,000,000         5.250%, 07/01/16 .................................                          2,030,660


                  State of Hawaii Highway Revenue Bonds, FSA Insured,            Aaa/AAA
$     1,530,000         5.375%, 07/01/14 .................................                      $   1,597,259
      2,720,000         5.500%, 07/01/19 .................................                          2,781,227
      1,110,000         5.500%, 07/01/20 .................................                          1,132,000
                                                                                                -------------
                       Total Hawaii ......................................                        645,608,033
                                                                                                -------------
                  PUERTO RICO (1.4%)
                  --------------------------------------------------------
                  Puerto Rico Commonwealth Aqueduct and Sewer                    Aaa/AAA
                     Authority Revenue Bonds, MBIA Insured,
      2,500,000         5.000%, 07/01/15 .................................                          2,538,650
                  Puerto Rico Commonwealth Public Finance Corporation            Aaa/AAA
                     Revenue Bonds, Series A, MBIA Insured,
      5,000,000         5.500%, 08/01/17 .................................                          5,245,000
                  Puerto Rico Commonwealth Public Improvement                    Aaa/AAA
                     General Obligation Bonds, MBIA Insured,
      1,800,000         5.250%, 07/01/13 .................................                          1,886,940
                                                                                                -------------
                        Total Puerto Rico ................................                          9,670,590
                                                                                                -------------

                  Total Investments (Cost $635,773,344**) ................     98.0%              655,278,623
                  Other assets less liabilities ..........................      2.0                13,070,594
                                                                              ------            -------------
                  Net Assets .............................................    100.0%            $ 668,349,217
                                                                              ==+===            =============

                  * Any securities not rated have been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

                  **    Cost for Federal tax purposes is identical.

                          PORTFOLIO ABBREVIATIONS:

               AMBAC      American Municipal Bond Assurance Corp.
               AMT        Alternative Minimum Paper
               FGIC       Financial Guaranty Insurance Co.
               FNMA       Federal National Mortgage Association
               FSA        Financial Securities Assurance Co.
               MBIA       Municipal Bond Investors Assurance Corp.
               SPA        Standby Bond Purchase Agreement

                 See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2002

ASSETS
   Investments at value (cost $635,773,344) ...........................................   $ 655,278,623
   Cash ...............................................................................       3,955,554
   Interest receivable ................................................................       9,718,284
   Receivable for investment securities sold ..........................................       3,964,037
   Receivable for Trust shares sold ...................................................         458,885
   Other assets .......................................................................           7,750
                                                                                          -------------
   Total assets .......................................................................     673,383,133
                                                                                          -------------
LIABILITIES
   Payable for investment securities purchased ........................................       2,973,360
   Payable for Trust shares redeemed ..................................................         718,063
   Dividends payable ..................................................................         637,217
   Distribution fees payable ..........................................................         366,719
   Adviser and Administrator fees payable .............................................         227,843
   Accrued expenses ...................................................................         110,714
                                                                                          -------------
   Total liabilities ..................................................................       5,033,916
                                                                                          -------------
NET ASSETS ............................................................................   $ 668,349,217
                                                                                          =============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share .   $     593,425
   Additional paid-in capital .........................................................     647,798,163
   Net unrealized appreciation on investments (note 4) ................................      19,505,279
   Accumulated net realized loss on investments .......................................      (1,631,728)
   Undistributed net investment income ................................................       2,084,078
                                                                                          -------------
                                                                                          $ 668,349,217
                                                                                          =============
CLASS A
   Net Assets .........................................................................   $ 624,950,072
                                                                                          =============
   Capital shares outstanding .........................................................      55,490,408
                                                                                          =============
   Net asset value and redemption price per share .....................................   $       11.26
                                                                                          =============
   Offering price per share (100/96 of $11.26 adjusted to nearest cent) ...............   $       11.73
                                                                                          =============
CLASS C
   Net Assets .........................................................................   $  24,139,835
                                                                                          =============
   Capital shares outstanding .........................................................       2,144,558
                                                                                          =============
   Net asset value and offering price per share .......................................   $       11.26
                                                                                          =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................   $       11.26*
                                                                                          =============
CLASS Y
   Net Assets .........................................................................   $  19,259,310
                                                                                          =============
   Capital shares outstanding .........................................................       1,707,547
                                                                                          =============
   Net asset value, offering and redemption price per share ...........................   $       11.28
                                                                                          -------------

                See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:

     Interest income ..............................................                             $ 33,789,863

Expenses:

     Investment Adviser fees (note 3) .............................           $   905,204
     Administrator fees (note 3) ..................................             1,681,104
     Distribution and service fees (note 3) .......................             1,423,620
     Transfer and shareholder servicing agent fees ................               265,155
     Trustees' fees and expenses (note 9) .........................               151,789
     Shareholders' reports and proxy statements ...................                88,525
     Legal fees ...................................................                86,219
     Custodian fees ...............................................                51,916
     Insurance ....................................................                28,926
     Audit and accounting fees ....................................                26,317
     Registration fees and dues ...................................                20,306
     Miscellaneous ................................................                42,039
                                                                              -----------
                                                                                4,771,120

     Expenses paid indirectly (note 7) ............................              (117,911)
                                                                              -----------
     Net expenses .................................................                                4,653,209
                                                                                                ------------
     Net investment income ........................................                               29,136,654


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions ........             3,179,828
     Change in unrealized appreciation on investments .............            (9,656,759)
                                                                              -----------
     Net realized and unrealized gain (loss) on investments .......                               (6,476,931)
                                                                                                ------------
     Net increase in net assets resulting from operations .........                             $ 22,659,723
                                                                                                ============

                See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED             YEAR ENDED
                                                                            MARCH 31, 2002         MARCH 31, 2001
                                                                            --------------         --------------
OPERATIONS:
   Net investment income .........................................           $  29,136,654         $  28,920,544
   Net realized gain (loss) from securities transactions .........               3,179,828            (1,337,175)
   Change in unrealized appreciation on investments ..............              (9,656,759)           24,530,273
                                                                             -------------         -------------
Change in net assets resulting from operations ...................              22,659,723            52,113,642
                                                                             -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income .........................................             (27,725,930)          (28,152,749)
   Net realized gain on investments ..............................                       -                     -

   Class C Shares:
   Net investment income .........................................                (736,268)             (540,085)
   Net realized gain on investments ..............................                       -                     -

   Class Y Shares:
   Net investment income .........................................                (674,454)             (224,710)
   Net realized gain on investments ..............................                       -                     -
                                                                             -------------         -------------
      Change in net assets from distributions ....................             (29,136,652)          (28,917,544)
                                                                             -------------         -------------
CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold .....................................              88,683,716            43,838,082
   Reinvested dividends and distributions ........................              15,885,395            15,726,925
   Cost of shares redeemed .......................................             (45,433,727)          (56,296,937)
                                                                             -------------         -------------
   Change in net assets from capital share transactions ..........              59,135,384             3,268,070
                                                                             -------------         -------------

      Change in net assets .......................................              52,658,455            26,464,168

NET ASSETS:
   Beginning of period ...........................................             615,690,762           589,226,594
                                                                             -------------         -------------

   End of period .................................................           $ 668,349,217         $ 615,690,762
                                                                             =============         =============

                See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Hawaiian Tax-Free Trust (the "Trust"), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 21, 1998, the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At March 31, 2002, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount on a daily basis.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Management affairs of the Trust are conducted through two separate management arrangements.

     Asset Management Group of Bank of Hawaii (formerly Pacific Century Trust) (the "Adviser"), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services to the Trust, including maintenance of the Trust's accounting books and records, for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14% of the net assets of the Trust.

     The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Trust's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Trust's investments. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26% of the net assets of the Trust.

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended March 31, 2002.

b)   DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.20% of the Trust's average net assets represented by Class A Shares. For the year ended March 31, 2002, service fees on Class A Shares amounted to $1,224,789, of which the Distributor received $70,477.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2002, amounted to $149,123. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2002, amounted to $49,708. The total of these payments made with respect to Class C Shares amounted to $198,831 of which the Distributor received $94,899.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Hawaii, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 2002, total commissions on sales of Class A Shares amounted to $1,655,495, of which the Distributor received $144,288.

c)   OTHER RELATED PARTY TRANSACTIONS:

     For the year ended March 31, 2002, the Trust accrued legal fees of $86,219 of which $83,224 were allocable to Hollyer Brady Smith & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner of Hollyer Brady Smith & Hines LLP.

4.   PURCHASES AND SALES OF SECURITIES

     During the year ended March 31, 2002,  purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $119,923,044   and  $80,282,975,
respectively.

     At March 31, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $21,392,394 and gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,887,115 for a net unrealized appreciation of $19,505,279. The tax cost of the Trust's securities at March 31, 2002 equals $635,773,344.

5.   PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers' ability to meet their obligations.

6.   DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     At March 31, 2002, Hawaiian Tax-Free Trust had a capital loss carryover of approximately $1,631,728 which expires March 31, 2009. This amount is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and it is probable the gain so offset will not be distributed.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7.   EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8.   CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                       YEAR ENDED                            YEAR ENDED
                                                     MARCH 31, 2002                        MARCH 31, 2001
                                            ---------------------------------     ---------------------------------
                                               SHARES               AMOUNT           SHARES               AMOUNT
                                            -----------          ------------     -----------          ------------
CLASS A SHARES:
   Proceeds from shares sold ........         5,701,532          $ 64,904,594       3,154,796          $ 34,939,692
   Reinvested distributions .........         1,344,372            15,289,164       1,387,344            15,340,613
   Cost of shares redeemed ..........        (3,693,083)          (41,981,850)     (4,946,546)          (54,521,312)
                                            -----------          ------------     -----------          ------------
   Net change .......................         3,352,821            38,211,908        (404,406)           (4,241,007)
                                            -----------          ------------     -----------          ------------
CLASS C SHARES:
   Proceeds from shares sold ........         1,030,307            11,733,892         373,746             4,112,800
   Reinvested distributions .........            35,220               400,539          24,148               267,300
   Cost of shares redeemed ..........          (243,099)           (2,768,233)       (150,667)           (1,646,388)
                                            -----------          ------------     -----------          ------------
      Net change ....................           822,428             9,366,198         247,227             2,733,712
                                            -----------          ------------     -----------          ------------
CLASS Y SHARES:
   Proceeds from shares sold ........         1,059,716            12,045,230         426,097             4,785,590
   Reinvested distributions .........            17,178               195,692          10,739               119,012
   Cost of shares redeemed ..........           (60,446)             (683,644)        (11,965)             (129,237)
                                            -----------          ------------     -----------          ------------
      Net change ....................         1,016,448            11,557,278         424,871             4,775,365
                                            -----------          ------------     -----------          ------------
Total transactions in Trust
   shares ...........................         5,191,697          $ 59,135,384         267,692          $  3,268,070
                                            ===========          ============     ===========          ============

9.   TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were 11 Trustees, one of which is affiliated with the Administrator and is not paid any trustee fees. Each Trustee was paid during the year fees at the annual rate of $12,400 for carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings. A meeting of the independent trustees is often held prior to each quarterly Board Meeting for which each attendee is paid a fee of $350. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended March 31, 2002, such reimbursements averaged approximately $2,500 per Trustee.

                             HAWAIIAN TAX-FREE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              CLASS A
                                                                         --------------------------------------------------

                                                                                        YEAR ENDED MARCH 31,
                                                                         --------------------------------------------------
                                                                          2002       2001       2000       1999       1998
                                                                         ------     ------     ------     ------     ------
Net asset value, beginning of period .................................   $11.37     $10.94     $11.65     $11.67     $11.23
                                                                         ------     ------     ------     ------     ------
Income (loss) from investment operations:
   Net investment income .............................................    0.51       0.54       0.56       0.56       0.57
   Net gain (loss) on securities (both realized
      and unrealized) ................................................   (0.10)      0.43      (0.65)      0.03       0.46
                                                                         ------     ------     ------     ------     ------

   Total from investment operations ..................................    0.41       0.97      (0.09)      0.59       1.03
                                                                         ------     ------     ------     ------     ------

Less distributions (note 6):
   Dividends from net investment income ..............................   (0.52)     (0.54)     (0.55)     (0.57)     (0.54)
   Distributions from capital gains ..................................     -          -        (0.07)     (0.04)     (0.05)
                                                                         ------     ------     ------     ------     ------
   Total distributions ...............................................   (0.52)     (0.54)     (0.62)     (0.61)     (0.59)
                                                                         ------     ------     ------     ------     ------

Net asset value, end of period .......................................   $11.26     $11.37     $10.94     $11.65     $11.67
                                                                         ======     ======     ======     ======     ======

Total return (not reflecting sales charge) ...........................    3.62%      9.14%     (0.64)%     5.17%      9.37%

Ratios/supplemental data
   Net assets, end of period (in millions) ...........................    $625       $593       $575       $640       $648
   Ratio of expenses to average net assets ...........................    0.72%      0.74%      0.73%      0.74%      0.73%
   Ratio of net investment income to average
      net assets .....................................................    4.51%      4.88%      4.99%      4.76%      4.96%
   Portfolio turnover rate ...........................................     13%        11%         4%        14%         9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...........................    0.70%      0.72%      0.71%      0.70%      0.72%

                See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            CLASS C                                      CLASS Y
                                          -------------------------------------------   -------------------------------------------

                                                      YEAR ENDED MARCH 31,                         YEAR ENDED MARCH 31,
                                          -------------------------------------------   -------------------------------------------
                                           2002     2001     2000      1999     1998     2002     2001     2000      1999     1998
                                          ------   ------   ------    ------   ------   ------   ------   ------    ------   ------
Net asset value, beginning of period ...  $11.36   $10.93   $11.65    $11.66   $11.23   $11.39   $10.95   $11.67    $11.68   $11.24
                                          ------   ------   ------    ------   ------   ------   ------   ------    ------   ------
Income (loss) from investment
   operations:
   Net investment income ...............   0.41     0.45     0.47      0.46     0.48     0.52     0.55     0.58      0.59     0.67
   Net gain (loss) on securities
      (both realized and unrealized) ...  (0.08)    0.43    (0.66)     0.05     0.45    (0.09)    0.45    (0.66)     0.03     0.45
                                          ------   ------   ------    ------   ------   ------   ------   ------    ------   ------
   Total from investment operations ....    0.33     0.88    (0.19)     0.51     0.93     0.43     1.00    (0.08)     0.62     1.12
                                          ------   ------   ------    ------   ------   ------   ------   ------    ------   ------
Less distributions (note 6):
   Dividends from net investment income   (0.43)   (0.45)   (0.46)    (0.48)   (0.45)   (0.54)   (0.56)   (0.57)    (0.59)   (0.63)
   Distributions from capital gains ....    -        -      (0.07)    (0.04)   (0.05)     -        -      (0.07)    (0.04)   (0.05)
                                          ------   ------   ------    ------   ------   ------   ------   ------    ------   ------
   Total distributions .................  (0.43)   (0.45)   (0.53)    (0.52)   (0.50)   (0.54)   (0.56)   (0.64)    (0.63)   (0.68)
                                          ------   ------   ------    ------   ------   ------   ------   ------    ------   ------
Net asset value, end of period .........  $11.26   $11.36   $10.93    $11.65   $11.66   $11.28   $11.39   $10.95    $11.67   $11.68
                                          ======   ======   ======    ======   ======   ======   ======   ======    ======   ======
Total return (not reflecting
     sales charge) .....................   2.91%    8.28%   (1.53)%    4.45%    8.40%    3.80%    9.44%   (0.56)%    5.45%   10.24%
Ratios/supplemental data
   Net assets, end of period
     (in millions) .....................  $24.1    $15.0    $11.7     $10.7     $7.2    $19.3     $7.9     $2.9      $2.6     $1.3
   Ratio of expenses to average net
     assets ............................   1.51%    1.54%    1.53%     1.53%    1.52%    0.52%    0.54%    0.53%     0.54%    0.52%
   Ratio of net investment income to
     average net assets ................   3.68%    4.06%    4.18%     3.95%    4.11%    4.69%    5.00%    5.15%     4.96%    5.02%
   Portfolio turnover rate .............    13%      11%       4%       14%       9%      13%      11%       4%       14%       9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net
     assets ............................   1.50%    1.51%    1.51%     1.49%    1.51%    0.50%    0.51%    0.51%     0.49%    0.51%

                See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                             NUMBER OF
                         POSITIONS                                                           PORTFOLIOS
                         HELD WITH                                                            IN FUND
NAME,                    TRUST AND            PRINCIPAL                                       COMPLEX    OTHER
ADDRESS(2)               LENGTH OF            OCCUPATION(S)                                   OVERSEEN   DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)           DURING PAST 5 YEARS                            BY TRUSTEE  HELD BY TRUSTEE
-----------------        ----------           -------------------                            ----------  ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann         Chairman of the      Founder and Chairman of the Board, Aquila         14       Director or trustee, OCC
New York, NY             Board of Trustees    Management Corporation, the sponsoring                     Cash Reserves, Inc.,
(05/12/29)               since 1984           organization and Manager or Administrator                  OCC Accumulation Trust,
                                              and/or Adviser or Sub-Adviser to each fund in              Oppenheimer Quest
                                              the Aquilasm Group of Funds(5) and Founder,                Value Funds Group,
                                              Chairman of the Board of Trustees and                      Oppenheimer Small Cap
                                              (currently or until 1998) President of each since          Value Fund, Oppenheimer
                                              its establishment, beginning in 1984; Director,            Midcap Fund, and
                                              Aquila Distributors, Inc., distributor of the              Oppenheimer Rochester
                                              above funds, since 1981 and formerly Vice                  Group of Funds.
                                              President or Secretary, 1981-1998; President
                                              and a Director, STCM Management Company,
                                              Inc., sponsor and investment adviser to Capital
                                              Cash Management Trust and Capital Cash U.S.
                                              Government Securities Trust; Trustee Emeritus,
                                              Brown University and active in university,
                                              school and charitable organizations.

Douglas Philpotts        Trustee since 1992   Retired; formerly Director, Chairman of the        4       Director, Victoria Ward,
Honolulu, HI                                  Board and President of Hawaiian Trust                      Limited; Trustee, Pacific
(11/21/31)                                    Company, Limited; present or former director               Capital Funds, which
                                              of various Hawaii-based civic and charitable               includes 8 bond and
                                              organizations.                                             stock funds.


NON-INTERESTED TRUSTEES

William M. Cole          Trustee since 1985   President, Cole International, Inc., financial     4       None
Westfield, NJ                                 and shipping consultants, since 1974;
(05/21/31)                                    Chairman, Cole Group, a financial consulting
                                              and real estate firm.

Thomas W. Courtney       Trustee since 1984   President, Courtney Associates, Inc., a venture    5       Director or trustee, OCC
Sewickley, PA                                 capital firm, since 1988.                                  Cash Reserves, Inc., OCC
(08/17/33)                                                                                               Accumulation Trust,
                                                                                                         Oppenheimer Quest
                                                                                                         Value Funds Group,
                                                                                                         Oppenheimer Small Cap
                                                                                                         Value Fund, Oppenheimer
                                                                                                         Midcap Fund, and
                                                                                                         Oppenheimer Rochester
                                                                                                         Group of Funds.


Richard W. Gushman, II   Trustee since 1992   President and Chief Executive Officer, OKOA,       4       Trustee, Pacific Capital
Honolulu, HI                                  Inc., a diversified Hawaii-based real estate               Funds, which includes 8
(02/28/46)                                    organization with activities in the western U.S.           bond and stock funds;
                                              and the Pacific Basin, since 1972; Managing                director, Outrigger Hotels
                                              Partner of Summit Financial Resources, a                   since 2000; director,
                                              Salt Lake City, Utah-based financial services              Servco Pacific, Inc. and
                                              company; trustee, the Estate of James Campbell             Oceanic Time-Warner
                                              since 2000 and Chairman of the Board of                    since 1998; director,
                                              Trustees since 2002; trustee, University of                American Savings Bank
                                              Hawaii Foundation and Hawaii Pacific                       since 2002.
                                              University since 1997; director, United Way
                                              of America since 1998; board member of
                                              the Boys & Girls Club of Honolulu, Aloha
                                              United Way, and other charitable and
                                              civic organizations.

Stanley W. Hong          Trustee since 1992   Vice President, Hawaii Area, Waste                 4       Trustee, Pacific Capital
Honolulu, HI                                  Management, Inc. since 2002; trustee, The                  Funds, which includes
(04/05/36)                                    King William Charles Lunalilo Trust Estate                 8 bond and stock
                                              since 2001; President and Chief Executive                  funds; director, Central
                                              Officer, The Chamber of Commerce of Hawaii,                Pacific Bank.
                                              1996-2001; business consultant since 1994;
                                              director, Hawaii Public Television Foundation
                                              since 1998; Regent, Chaminade University
                                              of Honolulu and director of several community
                                              organizations.

Theodore T. Mason        Trustee since 1984   Executive Director, East Wind Power Partners       7       Trustee, OCC Cash
New York, NY                                  LTD since 1994 and Louisiana Power Partners,               Reserves, Inc. and OCC
(11/24/35)                                    LLC since 1999; President, Alumni Association              Accumulation Trust.
                                              of SUNY Maritime College since 2002 (First
                                              Vice President, 2000-2001, Second Vice
                                              President, 1998-2000) and Director of the
                                              same organization since 1997; Director,
                                              STCM Management Company, Inc., since
                                              1973; twice national officer of Naval Reserve
                                              Association, Commanding Officer of four
                                              naval reserve units and Captain, USNR (Ret);
                                              director, The Navy League of the United
                                              States New York Council since 2002; trustee,
                                              The Maritime Industry Museum at Fort
                                              Schuyler and the Maritime College at Fort
                                              Schuyler Foundation, Inc. since 2000.



Russell K. Okata         Trustee since 1992   Executive Director, Hawaii Government              4       Trustee, Pacific Capital
Honolulu, HI                                  Employees Association AFSCME Local 152,                    Funds, which includes 8
(03/22/44)                                    AFL-CIO since 1970; International Vice                     bond and stock funds;
                                              President, American Federation of State,                   Chairman, Royal State
                                              County and Municipal Employees, AFL-CIO                    Insurance Group.
                                              since 1981; director of various civic and
                                              charitable organizations.

Oswald K. Stender        Trustee since 1992   Director, Hawaiian Electric Industries, Inc.,      4       Trustee, Pacific Capital
Honolulu, HI                                  a public utility holding company, since 1993;              Funds, which includes 8
(10/08/31)                                    Trustee, the Bernice Pauahi Bishop Estate                  bond and stock funds.
                                              1990-1999; Trustee, Office of Hawaiian
                                              Affairs and a member or trustee of several
                                              community organizations.

OFFICERS

Diana P. Herrmann        President            President and Chief Operating Officer of the       9        None
New York, NY             since 1998           Manager since 1997, a Director since 1984,
(02/25/58)                                    Secretary since 1986 and previously its
                                              Executive Vice President, Senior Vice President
                                              or Vice President, 1986-1997; President, Senior
                                              Vice President or Executive Vice President of
                                              the Aquilasm Group of Funds since 1986;
                                              Director of the Distributor since 1997; trustee,
                                              Reserve Money-Market Funds, 1999-2000 and
                                              Reserve Private Equity Series, 1998-2000;
                                              active in mutual fund and trade organizations
                                              and in charitable and volunteer organizations.

Sherri Foster            Senior Vice          Senior Vice President, Hawaiian Tax-Free           N/A      N/A
Lahaina, HI              President since      Trust since 1993; Vice President or Assistant
(07/27/50)               1993                 Vice President of four Aquila Cash and Equity
                                              Funds; Registered Representative of the
                                              Distributor since 1985.

Stephen J. Caridi        Vice President       Vice President of the Distributor since 1995;      N/A      N/A
New York, NY             since 1998           Vice President, Hawaiian Tax-Free Trust since
(05/06/61)                                    1998; Senior Vice President, Narragansett
                                              Insured Tax-Free Income Fund since 1998,
                                              Vice President 1996-1997; Assistant Vice
                                              President, Tax-Free Fund For Utah since 1993.

Rose F. Marotta          Chief Financial      Chief Financial Officer of the Aquilasm            N/A      N/A
New York, NY             Officer since        Group of Funds since 1991 and Treasurer,
(05/08/24)               1991                 1981-1991; Treasurer and Director, STCM
                                              Management Company, Inc., since 1974;
                                              Treasurer of the Manager since 1984 and
                                              of the Distributor, 1985-2000.


Joseph P. DiMaggio       Treasurer            Treasurer of the Aquilasm Group of Funds and       N/A      N/A
New York, NY             since 2000           the Distributor since 2000; Controller, Van
(11/06/56)                                    Eck Global Funds, 1993-2000.

Edward M. W. Hines       Secretary            Partner, Hollyer Brady Smith & Hines LLP, legal    N/A      N/A
New York, NY             since 1984           counsel to the Trust, since 1989; Secretary of
(12/16/39)                                    the Aquilasm Group of Funds.

Robert W. Anderson       Assistant Secretary  Compliance Officer of the Manager since 1998       N/A      N/A
New York, NY             since 2000           and Assistant Secretary of the Aquilasm Group of
(08/23/40)                                    Funds since 2000; Consultant, The Wadsworth
                                              Group, 1995-1998.

John M. Herndon          Assistant Secretary  Assistant Secretary of the Aquilasm Group of       N/A      N/A
New York, NY             since 1995           Funds since 1995 and Vice President of the
(12/17/39)                                    five Aquila Money-Market Funds since 1990;
                                              Vice President of the Manager since 1990.

Lori A. Vindigni         Assistant Treasurer  Assistant Treasurer of the Aquilasm Group of       N/A      N/A
New York, NY             since 2000           Funds since 2000; Assistant Vice President
(11/02/66)                                    of the Manager since 1998; Fund Accountant
                                              for the Aquilasm Group of Funds, 1995-1998.

----------
(1)  The  Trust's  Statement  of  Additional   Information  includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust, as that term is so defined, as a shareholder of the Adviser's corporate parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds." In this material, the Asset Management Group of Bank of Hawaii, investment adviser to the Trust, is called the "Adviser"; Aquila Management Corporation, the Administrator of the Trust, is called the "Manager" and Aquila Distributors, Inc., the Distributor of the Trust, is called the "Distributor."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended March 31, 2002, $2,690,940 of dividends paid by Hawaiian Tax-Free Trust, constituting 100% of total dividends paid during fiscal 2002, were exempt-interest dividends and the balance was ordinary dividend income.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.